1 EBTX Investor Presentation February 8, 2011 KBW Texas Field Trip Exhibit 99.1

Forward-Looking Statements
This presentation may include forward-looking statements.  These forward-looking statements include comments with respect to assumptions relating to projected growth, earnings, earnings per share, capital levels and ratios and other financial performance measures, as well as management’s short-term and long-term performance, trends, anticipated effects on results of operations or financial condition from recent and expected developments or events relating to business and growth strategies and any other statements, projections or assumptions that are not historical facts.
These statements are based upon Encore Bancshares, Inc.’s current expectations and beliefs. However, these forward-looking statements are based on assumptions and are subject to known and unknown risks, and uncertainties.  Factors that could cause actual results, performance or achievements, to differ materially from anticipated or projected results, performance or achievements expressed or implied by these forward-looking statements are described under “Risk Factors” in the Company’s Annual Report on
Form 10-K for the year ended December 31, 2009 and other reports and documents filed by the Company from time to time with the SEC.
You should not place undue reliance on any forward-looking statements. These statements speak only as of the date the statement is made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date the statement is made.

Encore Profile
Businesses: Community Bank,
Wealth Management and Insurance
Headquarters: Houston, Texas
Total Assets: $1.5 billion
Total Loans: $0.9 billion
Total Deposits: $1.1 billion
Assets Under Management: $2.9 billion
Total Equity: $168 million
Tier 1 Risk-Based Capital: 15.06%
Private Client Offices: 11*
Current as of December 31, 2010
*Additional private client office expected to be opened Q2 2011

4 Current Position • Florida exit completed • Improving asset quality • Building Houston franchise • Growing fee based businesses • Solid capital • Improving net interest margin

Florida Exit Completed
•
Ovation transaction - December 31, 2010
•$180.8 million of deposits
•$61.5 million of loans
•4 branches
•
On October 29, sold $25.3 million in loans,
including $19.8 million in non-performing loans

Non-performing Assets - Florida
5.1
4.1
7.4
5.1
4.5
13.2
41.8
34.2
31.9
26.1
$0
$15
$30
$45
$60
4Q 09 1Q 10 2Q 10 3Q 10 4Q 10
FL Loans FL REO
Total
$31.2
Total
$36.0
Total
$49.2
Total
$39.3
Total
$17.7
$ in millions

Non-performing Assets - Texas
8.9
2.4
7.9
8.5
8.7
14.5
6.4
7.2
6.5
2.7
4.8
5.8
6.2
7.0
9.5
$0
$15
$30
$45
$60
4Q 09 1Q 10 2Q 10 3Q 10 4Q 10
Commercial Nonaccruals Consumer Nonaccruals REO
Total
$19.4
Total
$15.8
Total
$28.6
Total
$23.2
Total
$20.0
$ in millions

Building Houston Franchise
•
Take advantage of market disruptions
•
Utilize strong team of experienced commercial and
private bankers
•
Leverage local decision making and local contacts
•
Continue to grow DDA deposits and commercial loan
portfolio

Houston Market
•
4
th
largest city; 6
th
largest MSA
•
Unemployment rate of 8.3% vs. 9.4% for U.S.*
•
Population growth ranked 2
nd
in the nation between
2000 and 2009
•
Second largest U.S. port based on tonnage
•
Texas entered recession a year later; exiting at the
same time
*Houston MSA rate is not seasonally adjusted
Source: Greater Houston Partnership;  U.S. Dept. of Labor

Houston Deposit Market Share
# of Branches $ in Millions Market Share %
1 JP Morgan Chase (NY) 216 41,181 $         30.01%
2 Wells Fargo (CA) 237 14,798             10.78%
3 Bank of America (NC) 119 9,755               7.11%
4 Zions (Amegy) (UT) 83 8,577               6.25%
5 BBVA (Spain) 79 7,831               5.71%
6 Comerica * 67 4,658               3.39%
7 Prosperity 56 3,039               2.21%
8 Capital One (VA) 51 2,365               1.72%
9 Woodforest 106 2,351               1.71%
10 Frost 28 2,304               1.68%
11 Regions (AL) 27 1,519               1.11%
12 Bank of Texas (OK) 15 1,379               1.00%
13 Encore 11 1,033               0.75%
June 30, 2010
*Combined with Sterling Bank
Source: FDIC Bank Data & Statistics

11 Houston Market Includes additional private client office expected to be opened Q2 2011.

12 Houston Loans $335 $320 $308 $308 $345 $882 $892 $886 $868 $873 $0 $400 $800 $1,200 $1,600 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 Commercial Loans Total Loans $ in millions

Loan Portfolio *
Residential 1st lien
22.3%
Commercial
15.7%
Residential 2nd
lien
29.2%
Commercial real
estate
16.8%
FL Retain
2.1%
Consumer
2.7%
Construction
4.9%
Home equity lines
6.3%
*As of December 31, 2010
Excludes held-for-sale of $12.8 million.

14 Residential Loan Portfolio $0 $100 $200 $300 $400 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1st SBO 1st Mortgage PMT HELOC/Others $222 $366 $211 $358 $216 $357 $207 $344 $206 $330 $ in millions

15 Residential Loan Delinquency 0% 4% 8% 12% 16% 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1st Mortgage 1st Mortgage SBO PMT HELOC/Others

16 Houston Deposits $ in millions $183 $220 $206 $155 $156 $955 $959 $1,016 $1,044 $1,050 $0 $400 $800 $1,200 $1,600 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 Noninterest-bearing Deposits Total Deposits

17 Deposit Mix Money market and savings 26.5% Noninterest- bearing deposits 20.9% Interest checking 16.6% CDs under $250,000 25.7% CDs over $250,000 8.3% Brokered deposits 2.0% As of December 31, 2010

18 Margin Improvement * 3.14% 2.89% 2.83% 2.92% 3.04% 3.11% 0.00% 1.00% 2.00% 3.00% 4.00% 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 4Q 10 Proforma * Tax Equivalent

19 Wealth Management $2.7 $2.6 $2.7 $2.9 $2.8 $0 $1 $2 $3 $4 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 Assets Under Management $ in Billions

20 Wealth Management $4.6 $4.6 $4.7 $5.2 $4.7 $0 $2 $4 $6 $8 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 Revenues $ in Millions

21 Insurance • Property and casualty insurance agency • Revenues of $5.9 million • Return on invested capital of 20% • Over 8,000 customers

22 Solid Capital 12/31/2010 TCE/ Tangible Assets 6.86% Leverage Ratio 9.06% Tier 1 RBC 15.06% Tier 1 Common RBC 10.28% Allowance for Loan Losses/ Total Loans * 2.02% * Excluding held for sale

Investment Considerations
•
Solid capital position
•
Improving asset quality
•
Capacity for margin improvement
•
Attractive market valuation relative to peers
•
High margin fee-based businesses
•
Desirable Houston franchise

Non-GAAP Financial Measures
(1) Tangible common equity, a non-GAAP financial measure, includes total equity, less preferred equity, goodwill and other intangible assets. Management reviews tangible common equity along with other measures of capital as part of its financial analyses and has included this information because of current interest on the part of market participants in tangible common equity as a measure of capital. The methodology of determining tangible common equity may differ among companies.
$ in Thousands
Dec 31, 2010
Shareholders' equity (GAAP) 167,961 $
Less: Preferred stock 29,500
Goodwill and other intangible assets, net 40,515
Tangible common equity (1) 97,946 $
Total assets (GAAP) 1,467,817 $
Less: Goodwill and other intangible assets, net 40,515
Tangible assets 1,427,302 $